First Quarter 2021 Investor Update Exhibit 99.1

Forward-Looking Statement This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward- looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise. Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable. LEED® – an acronym for “Leadership in Energy and Environmental Design “ – is a registered trademark of the U.S. Green Building Council”. 2

Contents 3 Who We Are | U.S. Logistics Strategy 4 2020 Review | Performance | Relative Value 6 Business Drivers & Market Fundamentals 11 Operations - Customers and NOI Drivers 15 Logistics Asset Strategy | Capital Allocation 19 Development Strategy 27 Liquidity and Capital Strategy 30 Corporate Responsibility 35 Why Duke Realty & Guidance 39 Appendix: In-fill Development Case Studies 42 TABLE OF CONTENTS

• Largest domestic-only logistics REIT in the business of developing, redeveloping, acquiring and managing premier logistics real estate facilities in key logistic nodes across 20 markets in the U.S. • Founded 1972, IPO 1993, S&P 500 component • Own or hold an interest in 534 facilities encompassing 159 million square feet. o Newest portfolio amongst peers with unique facility and site features demanded by today’s modern supply chain requirements. o 99% of earnings is derived only from rental income • Enterprise value of ~$18.5 billion, Baa1/BBB+ credit ratings • ESG aligned culture; only firm in U.S. with commitment to build 100% LEED certified Who We Are – The Leading Domestic-only Logistics REIT WHO WE ARE 4 illustrative relative size of MSA based on GAV. See page 21 for additional detail.

Duke Realty is the Only REIT that “Checks All the Boxes” to be the Leading Pure-Play Domestic-Only Logistics REIT S&P 500 (Large Cap Firm)  U.S. Industrial Only / Business Model focused on Rental Income  Modern, High-Quality Logistics Facilities  Majority Tier 1 Market Concentration  Strong Development Capability  Strong Recent FFO and AFFO Growth Accelerating in Near Term  High BBB+ Rated Balance Sheet with Ample Liquidity  ESG Embedded in Corporate Culture  5STRATEGIC OVERVIEW

2020 RECAP / LONG TERM PERFORMANCE / RELATIVE VALUE

2020 Review CAPITAL: Issued $675M of bonds at record spreads & rates; No significant debt maturities until 2023; Issued $177M of equity above NAV; "A" level credit profile INVESTMENT: Development starts $796M; Development pipeline $1.1B is 67% leased and margins > 30%; Land inventory is 78% Coastal Tier 1 markets Acquisitions of $411M in Coastal Tier 1 markets; Dispositions of $322M Coastal Tier 1 GAV is 41% of portfolio, up from 37% at prior year end OPERATIONAL PERFORMANCE: Ending In-Service Occupancy 97.5%; Same Property Cash NOI growth 5.0% ; Rent Growth 29% GAAP & 14% Cash; Collected 99.9% of rent EARNINGS: Core FFO growth 5.6% including -1.0% from straight line bad debt expense; AFFO growth 6.2%; Dividend growth 9.1%; AFFO Payout Ratio 70% 7

Strong AFFO Performance and Improving FFO after significant re-positioning | 2021 FFO growth inflection



5.4%
6.4%
7.4%
(1)
FFO/sh
AFFO/sh
Dividend/sh
7.0%
7.9%
8.4%
(1)
FFO/sh
AFFO/sh
Dividend/sh
8.6%
8.0%
7.8%
FFO/sh
AFFO/sh
Dividends (consensus3)
2021 guidance compared to peers
8.6%
3.4%
10.3%
3.3%
5.6%
7.2%
DRE
PLD
PLD ex-prom(4)
FR
EGP
REXR

5Y CAGR thru 2020

3Y CAGR thru 2020

1Y Implied to 2021 Guidance

1Y Implied to 2021 Guidance (peers)

(4) $3.58 for 2020 FFO after deducting $0.22/sh net promote, and $3.95 for 2021 FFO excluding $0.02/sh promote expense.

Declining FFO dilution from assets sales for portfolio repositioning

2014 to 2018 comprised the highest levels of sales activity primarily with older, higher capex and higher-yield assets

	5Y CAGR thru 2020	3Y CAGR thru 2020	1Y Implied to 2021 Guidance
Average Annual Dispositions(2)	$1.2 Bn	$1.1 Bn	$600 M (mid-point)
Disposition Yield	5.7% (wtd avg)	4.9% (wtd avg)	4.2% - 5.5%
AFFO Payout Ratio (for regular quarterly dividends)	69%	69%	~ 70%

(1) Major assets sales in 2015 and 2017 generated significant capital gains and thereby a return of capital to shareholders in the form of a special dividend; in the amounts of $0.20 and $0.85 per share respectively (paid in December of each year). These dividends were interpreted to an annualized return as the distribution amount divided by the street NAV/sh at the time of distribution, and then amortized over the relative 3 and 5 year hold periods above. (2) Includes the previous year to the start of the time period average, given the lag effect on *dispositions to earnings (e.g., "5Y Avg" includes 6 years of* dispositions. (3) Consensus dividend of $1.035/sh per Refinitiv as of 2/11/2021.
Peer guidance estimates per company supplementals, press releases and earnings call commentary.

DukeREALTY
AFFO & DIVIDENDS
8

Core Growth Metrics and Development Platform Size and Pre-Leasing Support Outperformance Through Cycles 9 5.0% 3.2% 4.4% 3.2% 4.5% DRE PLD FR EGP REXR 2020 SPNOI Growth Source: Company reporting and DRE. “SPNOI” is “same-property NOI”, a non GAAP metric. REXR 2020 SPNOI excludes deferred rent. “Rent Growth” is DRE 2nd generation leasing activities and on a Net Effective (GAAP) basis. Development statistics for ground-up development or demolition/re-development. 4.6% 4.8% 4.3% 4.3% 6.6% DRE PLD FR EGP REXR 3-Year SPNOI Growth (avg 2018 – 2020) 28% 21% 26% 18% 32% DRE PLD FR EGP REXR 3-Year Rent Growth (avg 2018 – 2020) Durable and High Performing Core Portfolio Metrics for 2021E, 2020 and 3 Years Development Growth Contribution and Risk Profile Best in Class 4.0% 4.0% 3.5% 4.0% 6.5% DRE PLD FR EGP REXR 2021 SPNOI Guidance 29% 21% 30% 22% 31% DRE PLD FR EGP REXR 2020 Rent Growth 0% 4% 5% 4% 9% (0%) (21%) (35%) (47%) (56%) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% REXR EGP FR PLD DRE 3-Year Avg Development Pipeline as % of Assets (Pre-leasing %) WHY DUKE REALTY 0% 2% 4% 5% 10% (0%) (0%) (45%) (49%) (67%) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% REXR EGP FR PLD DRE 4Q20 Development Pipeline as % of Assets (Pre-leasing %)

Above Average Portfolio Performance and Development Growth Prospects – yet Discounted Relative Value 12% 26% 4% 21% 29% DRE PLD FR EGP REXR NAV Premium / (Disc) Source: consensus FFO and AFFO estimates for 2021 per S&P GMI, as of 2/17/2021. Consensus AFFO on median basis to reduce excessive dispersion of individual analyst estimates within AFFO. NAV per Green St, 2/17/2021. For credit ratios (Debt-to-Ebitda), (1) all peers are per 12/31/2020 Wells Fargo Credit research, except PLD Net Debt to EBITDA which is per 12/31/2020 company supplemental, excluding development gains, and DRE which is per our 12/31/2020 Q4 supplemental report, (2) Quarter annualized. 25x 27x 23x 25x 35x DRE PLD FR EGP REXR FFO Multiple WHY DUKE REALTY 4.8x 5.1x 4.9x 5.2x 4.6x DRE PLD FR EGP REXR Debt-to-EBITDA (1)(2) 28x 32x 27x 32x 42x DRE PLD FR EGP REXR AFFO Multiple BBB+ Baa1 NR A- A3 A- NR Baa2 NR BBB Baa2 BBB S&P Moody’s Fitch BBB Baa3 BBB 10

MACROECONOMIC & SECULAR DRIVERS INDUSTRIAL SUPPLY-DEMAND FUNDAMENTALS

Pandemic Further Elevated Logistics Real Estate Demand Themes and Heightened Necessity for Supply Chain Resiliency

E-commerce penetration of retail sales jumped from mid-teens to low twenties percentage during pandemic. Projections are a rise to 25-***30% penetration over next 5 to 10 years. Coupled with "safety stock" inventory expansion initiatives and*** reverse logistics needs, space demand is expected to rise to 250 – 300 million SF annually over next 5 years.

CONSUMER FREQUENCY AND PENETRATION EXPANDING

Online user penetration rate and frequency of online orders increasing; including an expanded age cohort of users.

REVERSE LOGISTICS

Online returns rate 15 to 30% of purchases (2-3x of in-store). Post-pandemic trends should expand this already significant driver of modern facility space. CBRE estimates part of 5 year demand forecast includes 400 msf needed to process current level of returns.

INVENTORY EXPANSION

Supply chain bottlenecks from economic shutdown and spike in demand from stay-at-home likely to increase inventory-to-sales ratio over time – expanding the needs for both B2B and B2C users. Supply chain experts predict up to 5% new facility square footage needed, with CBRE deriving 400 to 500 msf of aggregate demand this decade, but likely front loaded; E.g., wholesalers and 3PLs in particular can only store product onshore, with many expected to raise supply onshore guidelines from 15 days to 30-60 days going forward.

EXPANDING CATEGORIES

Expanded purchase categories with grocery, department store and furniture channels experiencing spike in adoption; e-Grocery expected to grow from about 10% of grocery sales today to 25% by 2025, including an expanded need for freezer-cooler oriented facilities. Apparel and footwear is largest category with penetration expected to rise from 20% to 40%.

RE-SHORING

Re-shoring of manufacturing to North America should create need for more resources on-hand domestically, likely benefitting supply chains and consumer spending in Southeast, Midwest and Texas. As of 4q20, re-shoring announcements were up 5x vs pre-pandemic levels (source: UBS). Cushman estimate re-shoring will "modestly" contribute to demand (<5%).

Sources: CBRE, JLL, Cushman Wakefield, Green St, UBS, BofA, U.S. Census Bureau. E-comm penetration includes autos & gas in total retail sales

DukeREALTY
MARKET FUNDAMENTALS
12

4.6% 0% 2% 4% 6% 8% 10% -120 -60 0 60 120 180 240 300 360 2007 2009 2011 2013 2015 2017 2019 2021 9.7% peak GFC Average Vac - 6.5% 4.8% Vacancy D e m a n d S u p p ly 3.0% -2.4% -7.6% -4.5% 0.2% 3.6% 2.9% 3.9% 2.7% 6.1% 6.8% 7.4% 3.1% 8.3% 6.0% 2007 2009 2011 2013 2015 2017 2019 2021 DRE PORTFOLIO WELL POSITIONED to CAPTURE GROWTH Source: Historical and 2021 data series per CBRE, with 2021 rent projection the mid-point between base and bull cases (based on discussion with CBRE head of industrial research). Other data points and commentary per various CBRE and BofA reports since 4q20. Supply-Demand-Vacancy set up Supportive of Continued Low Vacancy and Positive Rent Growth | Booming Demand Forecast 13MARKET FUNDAMENTALS YE 2021 VACANCY est’d ~ 4.8% CBRE predicts 450 msf of near term 2021-2022 aggregate demand and potentially up to 1.5 billion sf of aggregate demand through 2025. BofA estimates 825 msf through 2023 (with Amazon comprising 20%). MARKET LEVEL RENT GROWTH – RECENT HISTORY & OUTLOOK REMAIN STRONG 250 to 300 msf of annual demand estimated through 2025 …DRE average in-place rents 14%+ below current market, coupled with growing underlying market rents = very strong pricing power position. (see detailed NOI upside components pages 17 & 18) CBRE 5 year national forecast of 4.7% annually, with ranges for a majority of DRE markets between 4.0% to 6.5%. (Y/Y) Growth in Asking Rents (MSF) Annual Demand & * ALL TIME RECORD * - 4q20 104 msf of demand 2021 SUPPLY Estimated to be 60% pre-leased by year-end D e m a n d S u p p ly

Size & Clear Height Service Range 400K – 1.2M SF, 36’-40’ clear height ~ 250K-650K SF, 32’-36’ clear height ~ 70-200K SF, 18’ - 36’ clear height (newer are 32’), This newer prototype need 15ac of land for 600-800 cars/vans, or ~ 50% FAR ~ 5 to 600 miles N/A – provides zip code bundling sort for USPS, or to AMZ LM or Prime Now 5 to 45 minute drive time (i.e., ~ 0 to 30 miles) 0 20 40 60 80 100 120 2008 2010 2012 2014 2016 2018 Space Added (1) (millions SF) FULFILLMENT CENTER SORTATION CENTER DRE’s portfolio, development platform and local/national relationships are exceptionally well positioned to capture e-commerce growth opportunities from Amazon and others, from less than 100K to 1.0M+ square feet. Evolution of Amazon Distribution Network Growth “LAST MILE” (LM) DELIVERY STATION Source: MWPVL and CoStar as of Nov 2020. Photos per DRE or Google Satellite. (1) For annual space added, MWPVL tracks all projects, including proposed or under construction projects for the current year. Starting 2019, previous LM oriented category names of “Delivery Stations” and “Prime Now Hub” (bright blue color) were consolidated into the newer “LM / Delivery Station” prototype. MARKET FUNDAMENTALS 14 2020

Legacy Commerce Center (Brownfield development), Linden, NJ OPERATIONS: CUSTOMER RELATIONSHIPS & NET OPERATING INCOME (NOI) DRIVERS

Diversified Customer Relationships by Company & Industry TENANT INDUSTRIESTOP 15 TENANTS Note: Includes in-service portfolio only as of December 31, 2020; ANLV = Annualized Net Lease Value. (1) E-commerce tenants include tenants that complete the majority of their sales using the internet or they are using the majority of their leased space for fulfilling online sales. (2) Top Retail tenants by ANLV include: Target, Walmart, The Container Store, Electrolux, Starbucks, Ashley Furniture, Genuine Parts Company, and Best Buy; in aggregate which represents 66% of total retail exposure. (3) Other includes gov’t agencies, construction, financial services, utilities and agriculture. 21% 19% 17% 8% 6% 6% 5% 5% 3% 2% 2% 2% 2% 2% Transportation E-commerce Manuf. Products Wholesale Goods Food Products Consumer Services Lumber & Building Retail Textiles Chemical Products Publishing Technology Health Services Other(3) (2) % of Total ANLV Length of Relationship (yrs) 14 23 23 5 15 16 7 23 28 10 2 17 9 21 3 9.6% 4.0% 2.5% 2.1% 1.2% 1.2% 1.0% 1.0% 0.8% 0.8% 0.7% 0.7% 0.7% 0.7% 0.6% Amazon.com Home Depot UPS of America Wayfair Inc. NFI Industries Floor & Décor Deckers Target Walmart Samsung Sonepar USA Clorox Ferrara Candy Armada Kimberly-Clark CUSTOMERS 16 (1)

5.0% 2020 actual 4.0% 2021 mid-point guidance -0.5% -0.2%+3.4% +1.3% Rent Escalations + 2nd Gen Leasing Growth Free Rent Burn Off Occup ancy Bad Debt / Defaults 2021 Mid-Point NOI PERFORMANCE NOI DRIVERS (1) Operating Metrics Supportive of Continued Growth SAME PROPERTY(“SP”) OCCUPANCY RENT GROWTH on 2nd GEN(2) LEASE TERMS 98.1% stabilized occupancy 96.0% total occupancy (incl under development) 29% GAAP | 14% cash 6.0 years average remaining 2.5%-3.5% recently signed annual escalators 2021 SAME-PROPERTY NOI GUIDANCE BUILDUP Contributing factors include magnitude of 2nd gen leasing rental growth from 2020 17% of Q4 2020 NOI not in SP pool 68% occupancy in non SP pool $1.1B development pipeline with future NOI (~$57.6M) … reflects substantial NOI upside NON - SAME PROPERTY Total 4.0% (2) Refers to space that has been previously occupied, including condition that previous tenant must have completed at least 12 months of lease term. 17 (1) Figures for full year 2020 (unless otherwise noted). Occupancy stats on lease-up basis. Same Property 2021 Build-up (approx)

~$67M -$15M ~$16M ~$9M ~$28M ~$12M ~$3M ~$14M EscalatorsRent Growth on 2nd Gen2020 Acq & DevFRT BurnoffLease-up UnstabilizedNet DispositionsDevelopment Pipl Curr Yr 2021 Total NOI ~$754M Potential Additional GrowthEstimated Embedded Growth ( ~$65M) Proven Net Operating Income Growth 2020 Development Stabilizations Rent Growth on 2nd Gen Lease up Unstabilized In-service Net Dispositions (’20 & ‘21) Development Pipeline Free Rent Burn Off  ~10% 2021 Expected NOI Growth 2020 NOI $687M  10.2% 2018-2020 NOI CAGR Lease Escalators Additional $7M of future NOI beyond 2021 Additional $45M of future NOI beyond 2021 Note: 2021 estimated NOI components and total 2021 NOI estimate contribute to the mid-point expectations of 2021 FFO/sh and AFFO growth guidance expectations, and are subject to a range of possible outcomes depending on the volume and timing of leasing, anticipated development deliveries and asset recycling, etc. Incremental NOI PERFORMANCE 18

LOGISTICS ASSET STRATEGY / CAPITAL ALLOCATION 1 Paddock Street (Amazon Last Mile), New Jersey Exit 10 Submarket (183,000 square feet)

Seattle Northern California Southern California Dallas Houston Indianapolis Cincinnati Raleigh Atlanta St. Louis Minneapolis-St. Paul Savannah Chicago Eastern Pennsylvania New Jersey South Florida Central Florida Washington DC/ Baltimore Nashville Columbus T1 T1 67% 37% 57% 70% 2010 2017 YE 2021 Goal Market Exposure Trend & Goal Other Major Market s Concentration by GAV → $500MM – $749MM > $1.5B750MM – $1.5B$350MM – $499MM “T1” = Tier 1 Distribution Market, defined as major markets by population size and/or gateway port for domestic or global trade. National Platform with Growing Diversification into Tier 1 Markets – Targeting >70% Exposure YE 2021 GAV = Gross Asset Value as estimated by Duke Realty using actual or estimated NOI’s and current cap rates per CRE and CBRE. ASSET STRATEGY 20 2 0 1 0 T 1 2 0 1 7 T ie r 1 2 0 2 1 E T ie r 1 T1 T1 T1 T1 T1 T1 T1 T1 “Coastal” Tier 1 Note: 41% GAV in 2020, up from 25% in 2017 2 0 2 0 T ie r 1

Recent Capital Allocation Achieving Geographic Objectives and Strong Long Term Risk-Adjusted Returns

- Established track record of disposition-acquisition recycling and significant development volume, together driving geographic strategy closer to YE 2021 goal of 70% Tier 1 markets
- Sector leading development pre-leasing levels. Pre-leasing and build-to-suit lease terms across market types represents a balanced risk-adjusted capital deployment strategy.
- Development value creation margins and expected long term returns accretive to near and long term earnings growth, with lower overall risk due to high pre-leasing levels. Development long ***term returns exceed acquisition IRR's, with returns by market commen***surate with leasing risk.

(all totals or averages since Q1 2016) MARKETS	CAPITAL DEPLOYMENT- ACQ. & DISP.		CAPITAL DEPLOYMENT - DEVELOPMENT				
	Net Activity[1] ($MM's)	Expected IRR's[2]	Spec ($MM's)	BTS ($MM's)	BTS Lease term	Combined Prelease %	Est'd Value Creation
Coastal T1	$2,083	n/a	$1,354	$648	14	31%	35-40%
Non-Coastal T1	$(128)	n/a	$449	$367	12	48%	25-30%
Other Major Markets	$(1,105)	n/a	$476	$945	13	68%	15-20%
TOTALS	$850	5.75 - 7.00%	$2,279	$1,960	13	52%	25-30%

(1) Includes only industrial acquisitions and dispositions; (2) Unlevered IRR's represent broad range of core through value-add transaction types across 8 markets since 2019, per DRE underwriting from buyer perspective.

ASSET STRAEGY – CAPITAL ALLOCATION

21

Eastern Pennsylvania • 832,000 SF; $70M 2020 Acquisitions & Dispositions Indianapolis – Far NW Submarket • 3 buildings totaling 1.4M SF; $83M 2020 SUMMARY Square Feet % Leased Amount Stab Yield IRR’s* Acquisitions 2,560 81.0% $411,000 4.4% 6.7% Dispositions 4,350 77.5% $322,000 5.2% 5.9% New Jersey - Meadowlands • 188,000 SF; $14M; 100% leased • Lightly marketed transaction; 58% below market in-place rent • Potential long term redevelopment play Seattle – Tacoma Submarket • 3 bldgs 1.6M SF; $221M; 63% leased • Adjacent to I-5 and existing DRE asset St. Louis • 540,000 SF; $28M Northern California – Oakland/East Bay • 287,000 SF; $53M; 100% leased • Lightly marketed transaction near Port and with I-880 frontage Houston – Far West Submarket • 1.0M SF; $108M • Reduced Amazon exposure Atlanta – Far NE Submarket • 590,000 SF; $34M Southern California – San Gabriel Valley Submarket • 203,000 SF; $51M; 100% leased • Lightly marketed transaction • Proximate to I605 / I-10 Interchange and SR-60 Southern California – South Bay Submarket • 94,140 SF; $26M; 100% leased • Lightly marketed transaction • Below market rent, low coverage Northern California – Hayward Submarket • 141,000 SF; $26M; 100% leased • Covered land play; site will support a 157K SF redevelopment Seattle – Kent Valley Submarket • 64,000 SF; $13.5M; 100% leased • Proximate to I-5, Route 67 and recent land acquisition Acquisitions strategy leverages local teams and relationships to source accretive transactions in coastal tier 1 markets. Dispositions primarily focused on tertiary or lower growth submarkets. 22 *Unlevered IRR per DRE underwriting from perspective buyer. ASSET STRAEGY – CAPITAL ALLOCATION (in 000’s) (in 000’s)

Modern Portfolio Performs Across All Sizes and Markets

SIZE & SUBMARKETS

Larger and mid-sized DRE assets have performed a bit better than smaller sizes (see page 26), representing a selective submarket focus in major MSA's and generally more creditworthy tenants. DRE assets generally larger and newer, and better geographically diversified than peer set, which in a post-pandemic world appears to be an even greater strategic benefit

> DRE median facility size 209K SF compared to peer median ~ 85K SF; DRE average age 12 years compared to peer average 26 years

CYCLE PERFORMANCE

Proven experience that occupancy levels tend to stay higher in mid-to-large sized and newer properties in down cycle (see page 26). This dynamic played out in 2020.

GEOGRAPHIC EVOLUTION

DRE's recent strong rent growth almost exclusively from non-coastal markets. Long term rent growth should be buoyed as more coastal properties rollover.

DURABILITY & SAFETY

Active build-to-suit development program drives longer lease terms. Lower capex results in lower risk, sustainable cash flow growth through all cycles. Embedded portfolio mark-to-market roughly 14% to 17%.

DukeREALTY
ASSET STRATEGY
23

Diversity of Facility Types & Sizes >= 500K SF 250- 500K SF 100- 250K SF <100K SF REPRESENTATIVE DRE FACILITIES # OF ASSETS TOTAL SF % OF NOI AVG LEASE SIZE 83 63 M 37% 589K 136 49 M 29% 229K 208 33 M 27% 64K 90 7 M 7% 31K 144K B U IL D IN G S IZ E R A N G E Note: portfolio breakdown represents in-service portfolio 152MAVERAGE / (MEDIAN) SIZE: 294K (209K) 24ASSET STRAEGY – SIZE DIVERSITY

Focused Submarket Strategy | Minimal Risk to Supply (1) Higher supply submarkets defined per a mix of current and trending metrics such as under construction % of supply, deliveries % of supply, vacancy rate, demand, labor and barriers to entry; Current submarkets in this classification where DRE has exposure include SE Houston and N. Houston. Lease rollover statistic on total company NOI. (2) NOI reflects stabilized NOI including projects under development. Rent growth is a 3 year average of DRE 2nd generation leasing activity on a Net Effective (GAAP) basis. (3) “Focused Submarkets” are defined as comprising 80% or more of DRE total NOI within such market. submarkets comprise 90% of NOI52 < 3% NOI exposure from higher supply submarkets1, comprising only 14 buildings Focused within submarkets out of 212 total nationally 81 < 1% lease rollover through 2021 in higher supply submarkets1 TOP 6 MARKETS % of TOTAL DRE NOI 2 # of CBRE SUBMARKETS DRE FOCUSED SUBMARKETS3 FOCUS SUBMARKET NOI %2 RENT GROWTH 2 IN FOCUS SUBMARKETS Southern California 13.4 9 4 88% 33% Chicago 8.3 17 4 81% 20% New Jersey 8.5 24 4 85% 62% South Florida 8.6 23 4 84% 28% Atlanta 6.7 9 3 85% 19% Dallas 6.8 9 3 88% 33% Subtotal 52.3% 91 22 85% 33% 25ASSET STRAEGY - SUBMARKETS

Durable & Strong Performance Across the Size Spectrum …
+ Low Capex Contributes to Strong Long Term AFFO Growth

Occupancy Performance by Size
(stabilized in-service)

More durable performance in > 100K SF


"Trough" Occupancy
Q4 2020 Occupancy
86%
99%
90%
97%
90%
97%
94%
100%
91%
98%
<100K
100-249K
250-499K
>500K
Total

'Trough Occupancy" as of 2010. Size ranges above on a per square foot basis.

Rent Growth by Building Size
(1/1/19 – 12/31/20)

Strong and balanced growth across the size spectrum. Near term expectations similar to recent results.


18%
30%
29%
30%
29%
<100K
100-249K
250-499K
>500K
Total

Average Remaining Lease Term

Extended lease terms in larger facilities contributes to a lower beta, lower capex overall portfolio


4.5
4.8
5.3
7.6
6.0
<100K
100-249K
250-499K
>500K
Total

In-service buildings

Average TIs/LCs to NER[1]

Lower capex in mid- and large-facility sizes


14%
12%
11%
12%
12%
<100K
100-249K
250-499K
>500K
Total

(1) "Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation Tenant Improvements (Tis) and Leasing Commissions (LC's). (2011 - 2020)

Average Building Improvements[2]

-- Size Stratification --


$0.13
$0.10
$0.06
$0.03
$0.06
<100K
100-249K
250-499K
>500K
Total

-- Age Stratification --


$0.02
$0.08
$0.14
$0.06
0-10
10-20
20+
Total

(2) Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2011 - 2020)

Note: All size ranges above on a per square foot basis.

DukeREALTY
ASSET STRATEGY
26

Turnpike Crossing Park, West Palm Beach, FL (6 buildings totaling 802,000 square feet) OPERATIONS: DEVELOPMENT PLATFORM A KEY GROWTH DRIVER

Development Strategic Advantages

(figures below since 1/1/2016, unless otherwise stated)

$848M average annual development starts since 2016

$1.7B infill[3] development starts

6.0% yields[2] | **~25-30%** value creation margins[1]

~$1.2B estimated value creation[1]

Up to 50% value creation margins, higher end typically from infill[3] projects

52% average pre-leased

Speculative: 9-month average lease up

Build-to-suit: 13-year average initial lease term

78% of land bank in coastal markets | **68%** repeat business, in-house construction & development a strategic advantage



(1) Value creation uses market cap rates at start date, with cap rate sources per CBRE and internal records; (2) Based on initial stabilized cash yield (3) *"infill" defined* as submarket locations which have characteristics such as lack of developable land, close proximity to major population center, or close proximity to a major airport or seaport. (see representative in-fill development case studies starting on page 43). Statistics on a five year average basis, other than land bank % which is latest quarter.

DukeREALTY

DEVELOPMENT

28

Development Pipeline - Relatively Low Risk, Tier 1 Focus DEVELOPMENT PIPELINE $1.1B, 67% PRE-LEASED MARGIN 32% 2021 STARTS GUIDANCE $700-900M Currently an active build-to-suit prospect list better than pre-Covid levels. Coupled with national operating team and leading track record on infill redevelopment, the platform is strategically well positioned to capture value creation. South Florida • 222,000 SF spec development • 72% pre-leased Columbus • 517,000 SF build-to-suit • 100% pre-leased Dallas • 432,000 SF build-to-suit • 100% pre-leased Northern California • 209,000 SF spec development • 0% pre-leased New Jersey • 622,000 SF spec development • 0% pre-leased; currently 100% leased Atlanta • 664,000 SF build-to-suit • 100% pre-leased 29 Pennsylvania • 415,000 SF build-to-suit • 100% pre-leased Seattle • 190,000 SF spec development • 0% pre-leased Southern California • 3.4M SF total spec developments • 0% pre-leased; Currently 41% leased Northern California • 141,000 SF build-to-suit • 100% pre-leased Indianapolis • 517,000 SF build-to-suit • 100% pre-leased Southern California • 146,000 SF build-to-suit redevelopment • 100% pre-leased

Lockport 16328 / 16410 / 16508 (3 buildings, 803,000 SF), I-55 Submarket, Chicago, IL LIQUIDITY AND CAPITAL STRATEGY Des M ines Creek 212 2, 24th Aven e South, Seattle, WA (Two buildings totaling 512,000 square feet)

Capital Strategy Liquidity Access to Capital Liability Manage- ment Capital Fore- casting Develop- ment Ratings Capital Strategy  Follow disciplined development practices with approximately 50% pre-leasing levels  Development pipeline 67% pre-leased  Will selectively consider spec projects in certain markets  Fund growth with “funds available for reinvestment after dividends”, dispositions, opportunistic modest equity issuance, and a moderate increase in leverage levels  High quality tenant base resulting in “best in class” rent collection rate during COVID-19  Maintain well-balanced debt maturities and minimize use of variable-rate debt  No significant debt maturities until 2023  Disciplined use of $1.2B credit facility  Maintain high unencumbered asset pool  Conservative 65-75% AFFO payout ratio  Generate “funds available for reinvestment” CAPITAL  Maintain strong and diverse lender relationships  Communicate regularly with investors  Multiple types of capital available  Operate at a high Baa1 / BBB+ level (1) (1) Moody’s / S&P, respectively. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. 31

81% 19% Capitalization (in $ millions at 12/31/20, excludes unconsolidated JV debt) Unsecured Debt $3,354 Simplified and Disciplined Financial Profile 100% Fixed Rate Ability to fund over $700M of growth without equity and maintain current ratings (Baa1 / BBB+) Ample liquidity with disciplined use of $1.2B credit facility Conservative fixed rate borrower. Revolving credit facility the main source of floating rates. Commitment to a strong credit profile Common Equity at Market Value $15,052 Secured Debt $64 Balanced Debt Maturities Fixed-Rate Borrower 5.2x 5.0x 12/31/2020 2021 Budget CAPITAL Net Debt to EBITDA - TTM 5.6x 5.9x 12/31/2020 2021 Budget Fixed Charge Coverage - TTM 1) Maturities reduced to $255 million due to January 11th $450 million bond offering which reduced a line of credit balance of $295 million. 32

$54M (1) Construction in progress at December 31, 2021. (2) Represents average GAAP stabilized yield. (3) Represents 2021 forecast net debt to EBITDA - TTM at December 31, 2021. (4) Total occupancy of these projects is 29%. (5) Represents projected 12 months of funds available for reinvestment. (6) Includes $48M of cash held in escrow for like-kind exchange. (7) Moody’s / S&P, respectively. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. CAPITAL Funding Growth While Controlling Leverage Embedded EBITDA creates leverage neutral growth funding “Funds Available for Reinvestment” and cash fund growth with no leverage impact Annual Funds Available for Reinvestment(5) ~$175M Leverage Neutral Growth Funding Cash at December 31, 2020(6) $695M X 5.9% X 5.0x = $205M Funded CIP (1) Average Yield (2) 2021 Leverage Forecast (3) Unstabilized Projects In-Service (4) X$167M 6.1% 5.0x = $51MX Additional leverage capacity in line with company targets and well within current ratings level $247M $485M $732MGrowth funding without equity and maintain Baa1/BBB+(7) EBITDA “Gross Up” to 5.25x 33

PLD 27% EQR 30% AVB 31% CPT 31% DRE 32% PSA 33% O 36% FRT 46% SPG 54% Duke Realty is Baa1/BBB+(1) Rated but Credit Metrics are at “A” Quality Levels PLD 8.3 PSA 6.9 DRE 6.2 CPT 5.3 AVB 5.3 O 4.8 EQR 4.4 SPG 3.8 FRT 2.8 PSA 1.2 CPT 4.3 DRE 4.8 PLD 5.1 O 5.3 EQR 5.4 AVB 5.5 FRT 7.2 SPG 7.6 Debt + Preferred to Mkt Cap(2) Net Debt to EBITDA(2)(3) Fixed Charge(2)(3) Coverage Debt + Preferred to GA(2) PSA 14% PLD 18% DRE 19% AVB 27% CPT 27% O 28% EQR 30% FRT 45% SPG 52% 1) Moody’s / S&P, respectively. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. 2) Companies are per 9/30/20 Wells Fargo Research except PLD Net Debt to EBITDA and Fixed Charge which are per 9/30/20 company supplementals and DRE which is per our 12/31/20 Q4 supplemental report. 3) Quarter annualized; CAPITAL REITs with “A” ratings: 34

CORPORATE RESPONSIBILITY USGBC® and the related logo are trademarks owned by the U.S. Green Building Council and are used with permission.

Green Initiatives  Commitment to 100% LEED certification on all new developments  $850M of unsecured Green Bond issuances tied to Green Projects since 2019 More than $1.4B LEED developments since 2019 76 LEED projects since 2008* 87% of portfolio has energy efficient lighting tenant engagement initiative and energy performance monitoring CORP RESPONSIBILITY 36 Note: Figure represents industrial, as well as previously owned office and medical office LEED projects since 2008.

Commitment to Social and Governance • Annual board of directors elections since 2002. By laws incorporate proxy access provision of “3% - 3 yrs - 20%”. • Incorporate elements of SASB disclosure framework in public filings. • Community service, wellness and diversity & inclusion part of culture for over 16 years. • Wellness program helps to reduce turnover and create G&A savings. 0 2 4 6 8 10 Governance Social Lower Risk Higher Risk ISS QualityScore** 20% women in upper management 50% diversity of indepen- dent directors 3,600 total hours volunteering Top 20% governance and social rankings* Note: Figures represent 2020 activities. *Ranked by Green Street Advisors and ISS. **ISS QualityScore based on four “pillars” - Board Structure, Shareholder Rights, Compensation and Audit. In aggregate, over 100 variables drive the composite score. Peer set for “G” S&P 500, for “S” is REIT GICS. CORP RESPONSIBILITY 37

Industry Recognitions & Affiliations • Listed on Forbes Global 2000 – one of 35 real estate companies • Gold winner of Brandon Hall Group’s Excellence Awards in the Best Inclusion and Diversity Strategy category • Global Real Estate Sustainability Benchmark (GRESB) member • 2020 Women on Boards for ten consecutive years • Best Places to work in Illinois (1st), Orange County (1st) and Dallas (11th) • American Heart Association’s Workplace Health Achievement Gold level winner four consecutive years • American Red Cross partner and Disaster Responder member CORP RESPONSIBILITY Note: Information reflects 2020 recognitions. 38

WHY DUKE REALTY? Legacy Commerce Center (Brownfield development), Linden, NJ (3 buildings totaling 1.1 million square feet)

The Leading Domestic-Only Logistics REIT  Market leadership and trusted advisor to our customers with long-term relationships  Portfolio suited for e-commerce and traditional distribution; concentrated in Tier 1 markets with newest portfolio in sector with low capex; strong tenants.  Best-in-class, vertically integrated development platform drives incremental growth  Expected rapid decline in supply, set up with historical lows in vacancy and secular demand  Shifting consumer habits creating growth ripple effect throughout the entire supply chain; global pandemic boosting already high growth prospects  Ability to fund over $700 million of growth without equity and maintain Duke’s target leverage level  No significant debt maturities until 2023 Leading Developer and Owner of State-of-the-Art Logistics Facilities Long Term Fundamentals Outlook Very Strong 49 Years of Experience Responsible Corporate Citizen with ESG Embedded in Culture for 3 Decades  Developed 23 LEED-certified industrial facilities; 27 projects in progress of LEED certification. 100% LEED commitment  Community service, wellness and diversity programs for over 17 years  Top-tier governance per ISS and Green Street Fortress Balance Sheet with Ample Liquidity for Growth  ‘17 – ‘20 AFFO growth 7.9%; portfolio durable to generate mid-to-high single digit growth in AFFO through cycles  Near term FFO and NOI growth expected in high single digits to low double digits  8.5% dividend increase Q4 2020; with future increases correlated to AFFO growth  Recent monthly rent collections at top of peers – indicative of relative quality WHY DUKE REALTY Proven Financial Performance and Strong Outlook 40

2021 Range of Estimates

Updated January 27, 2021

(dollars in millions except per share amounts)

Metrics	2020 Actual (Unaudited)	Range of Estimates Pessimistic	Range of Estimates Optimistic	Key Assumptions
Net Income per Share Attributable to Common Shareholders - Diluted	$0.80	$1.24	$1.58	- Higher gains on property sales in 2021 compared to 2020.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$1.40	$1.58	$1.68	- Lease-up of new developments. - Less impact from debt transactions in 2021 compared to 2020. - Expense impact of internal leasing costs, $0.02 to $0.04.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.52	$1.62	$1.68	- Lease-up of new developments. - Strong rent growth.
Growth in AFFO - Share Adjusted	6.2%	5.8%	10.1%	- Driven by same factors impacting Core FFO.
Average Percentage Leased (stabilized portfolio)	97.6%	96.6%	98.6%	- Pushing rents at expense of some occupancy. - Modest default risk.
Average Percentage Leased (In-service portfolio)	97.0%	95.7%	97.7%	- Driven by same factors impacting stabilized portfolio. - 2020 vacant building acquisition and speculative development.
Same Property NOI - Cash	5.0%	3.6%	4.4%	- Continued solid rent growth, embedded lease escalations. - Partially offset by expected lower occupancy.
Same Property NOI - Net Effective	2.8%	2.5%	3.3%	- Lower straight-line rent bad debt than 2020.
Building Acquisitions (Duke share)	$411	$200	$400	- Coastal markets focus.
Building Dispositions (Duke share)	$322	$500	$700	- Primarily non-Tier 1 markets. - Manage tenant concentration.
Development Starts (JVs at 100%)	$796	$700	$900	- Speculative starts in targeted growth markets. - Maintain occupancy under construction near 50%.
Service Operations Income	$6	$5	$7	- Consistent levels of volume.
General & Administrative Expense	$58	$59	$55	- Consistent overhead levels. - Excludes overhead restructuring costs.
Effective Leverage (Gross Book Basis)	32%	33%	29%	
Fixed Charge Coverage (TTM)	5.6X	5.7X	6.1X	
Net Debt to Core EBITDA (TTM)	5.2X	5.2X	4.8X	- Maintain Baa1/BBB+ ratings.

DukeREALTY GUIDANCE 41

Lockport 16328 / 16410 / 16508 (3 buildings, 803,000 SF), I-55 Submarket, Chicago, IL APPENDIX IN-FILL DEVELOPMENT CASE STUDIES

Infill Redevelopment – Southern California

Orange County Submarket


6450 Katella Ave| 146,000 SF
Cypress, California



- Acquired former Mitsubishi HDQ – one 2-story office building, four smaller R&D buildings and one 146,000sf warehouse
- Within one hour of 10.5M residents; 5 miles from 5 major freeways – perfect last mile location
- Leased for 10 yrs to e-comm user just after closing
- 14 month entitlement / Conditional Use Permit process
- Under construction with May delivery
- ~40% value creation expected


LAKEWOOD
CYPRESS
FULLERTON
ANAHEIM
GARDEN GROVE
Ports of LA and Long Beach
405
605
710
105
5
91
57
22

6400 Katella to:	
22 Freeway	2.6 Miles
405 Freeway	2.7 Miles
605 Freeway	3.5 Miles
91 Freeway	4.3 Miles
5 Freeway	5.4 Miles
Port of Long Beach	20 Miles
Port of Los Angeles	22 Miles

= 6400 KATELLA, CYPRESS

= Freeway On/Off Ramp

6400 Katella is within 1 hour of 10,574,523 residents

EXHIBIT B

DukeREALTY
DEVELOPMENT
43

Infill Redevelopment – Southern California South Bay Submarket DEVELOPMENT • Acquired Class C industrial building on 13- acre brownfield site in Q4 2018 • 7 mi from LAX / 10 mi from the Ports of LA/LB • 17-month environmental remediation and demo • Speculative start August 2020 • Preleased for 100% of space December 2020, for delivery April 2021 • 225M SF inventory in South Bay submarket with 1.6% vacancy • ~43% value creation expected 13344 South Main Street 291,000 SF Existing Class C Warehouse 44

Infill Redevelopments – Los Angeles / Orange Co

Under construction and coming soon



SAN BERNARDINO COUNTY
RIVERSIDE COUNTY
ORANGE COUNTY
Port of Los Angeles and Port of Long Beach
DUKE REALTY IDENTIFIED SUBMARKETS
South Bay
Mid-Counties
Orange County
Inland Empire West
Inland Empire East
San Gabriel Valley



E LA PALMA AVE
N BLUE GUM ST
E LA MESA ST
PROPOSED WAREHOUSE
187,605 S.F. ±
(385' x 476')

2871 E La Mesa St
~187,605 SF developable
Anaheim, California

Value creation expected > 30%

Orange Ave
~160,673 SF developable
Long Beach, California



BLDG. 1
39,812 S.F.
BLDG. 2
48,745 S.F.
BLDG. 3
72,116 S.F.
6 DOCK DOORS

Value creation expected > 30%

13215 Cambridge Street
~146,068 SF developable
Santa Fe Springs, California



BNSF RAILWAY
CAMBRIDGE STREET
146,068 SF

Value creation expected ~35%

DukeREALTY

45

Infill Redevelopments – Inland Empire West

Under construction and coming soon | 25% to 30% value creation expected



8978 HAVEN AVE | 120,628 SF
Rancho Cucamonga, California



ONT



15
10
Jurupa Avenue
Cherry Avenue
Slover Avenue
Hemlock Avenue
Beech Avenue
Santa Ana Avenue
10905 Beech Avenue
~170,000 SF developable
Fontana, California



10
Slover and Oleander
~185,400 SF developable
Fontana, California



ONT
Vineyard and Elm
~190,713 SF developable
Ontario, California

DukeREALTY
DEVELOPMENT
46

3300 Indian Ave 1,224,874 SF 9180 ALABAMA ST | 1,079,236 SF Redlands, California 4501 PATTERSON AVENUE | 800,628 SF Perris, California 4375 N Perris Boulevard 1,008,648 SF 3500 Indian Ave 783,407 SF Land Acquisitions & Developments – Inland Empire East 4 45% to 50% value creation expected 728 W Rider St 1,203,449 SF 4375 N PERRIS BLVD | 1,008,646 SF Perris, California ENTITLEMENT NOTE: IE East entitlement process ranges from 15 to 36 months Start Feb 2019 | Preleased Nov 2019 | Delivered May 2020 Start Dec 2019 | Preleased Sep 2020 | Delivery Est. April 2021Start Sept 2019 | Preleased Apr 2020 | Delivered Sept 2020 47DEVELOPMENT

• Located in San Jose’s Golden Triangle submarket with direct access to I-880 in the Silicon Valley with excellent access to the Peninsula and all of the Bay Area. • Acquired low coverage industrial facility on 13.7 acres of land in Q4 2019. Facility was leased to Univar for their chemical 3PL operations through Q2 2020. • Upon Univar’s lease expiration, building was redeveloped as a last mile delivery station and 100% leased to a major e-comm retailer. • ~ 30% Value creation expected Infill Redevelopment – Northern California DEVELOPMENT 48 2256 Junction Ave. | Former Univar Chemical Plant San Jose, CA 2256 Junction Ave. | Proposed Last Mile Delivery Station San Jose, CA

Infill Redevelopment – Northern California



48401 Fremont Boulevard
210,000 SF
Oakland
San Leandro
Hayward
Union City
Dublin
Livermore Municipal Airport
Newark
Milpitas
Moffett Federal Airfield
Palo Alto
Sunnyvale
San Jose International Airport
Santa Clara
San Jose
Cupertino
Metropolitan Oakland International Airport
Hayward Air Terminal Airport
San Francisco International Airport
San Francisco Bay
SAN FRANCISCO COUNTY
SAN MATEO COUNTY



Fremont Boulevard
Lakeview Boulevard
880
48401 Fremont Boulevard
210,000 SF



Before



After
LEED

- In January 2019, acquired 12 acre site in Fremont, CA near I-880. Site was occupied by a 23-year old office/flex property. Received site plan approval in Q4 2019 and commenced demolition and grading work.
- In Q2 2020 began shell construction for a 209,000 SF, 36' clear speculative facility, with delivery expected Q1 2021.
- Submarket vacancy 5.5% with 5-year rent growth ~ 9.8% annually
- ~ 25% Value creation expected

DukeREALTY
DEVELOPMENT
49

Infill Redevelopment – South Florida

Medley / Hialeah Submarket



27
1.5 Miles to Florida Turnpike
3 Miles to I-75
75
NW 121st Way
Miami 27
Business Park
3 Miles to 826
27
Miami
International
Airport
(10 miles)
Homestead Extension of Florida's Turnpike (Toll Road)

- Direct access to U.S. Highway 27 to facilitate quick access to I-75, SR 826 and straight access to the cargo area of Miami International Airport and the Florida Turnpike.
- Acquired former lumber yard site on 35 acres of land in Q1 2018, demolition of existing structure began Q1 2020 with pre-development lease up of Building 2 by Q3 2020, prior to demolition completion.
- First building was 72% preleased to a distributor of technology products prior to the start of construction; Second building expected to commence construction in 2021.
- Submarket vacancy 6.0%; recent historical and projected market rent growth of 3.1%.
- ~ 25% Value creation expected

10310 NW 121ST Way | Former Lumber Yard
Medley, FL





LEED

10310 NW 121ST Way | Proposed 221,984 SF
Medley, FL

DukeREALTY
DEVELOPMENT
50

Infill Redevelopment — Northern New Jersey Exit 12 (Carteret / Avenel) Submarket One Paddock St 185,071 SF DEVELOPMENT 51 • 2018 infill acquisition of 9 net acres brownfield land site approximately 2 miles from the Exit 12 interchange off I-95; strategically located within 30 minutes of NYC and 15 minutes of Newark International Airport and Port of New Jersey. • Successfully worked through site remediation contingencies and various government approvals. • Successfully leased site to Amazon in Q4 2019 for a brand new, 185k sf build-to-suit, delivery station with approximately 3 acres of extra parking for Amazon’s fleet storage, delivered in Q3 2020. • ~ 44% Value creation expected

Infill Redevelopment — Northern New Jersey

Perth Amboy Submarket


230





- Acquired 83 acre site in Northern New Jersey along the Garden State Parkway in Q2 2019 that was under contract for 2 years.
- Successfully completed a remediation plan with government agencies; including demolishing an old steel manufacturing facility. Remediated the site and completed the entitlement process.
- Developing two industrial build-to-suits with a 20-year lease for a major home improvement retailer. Building 1 delivered Q3 2020 as an “FDC” (flatbed distribution center) and Building 2 an ‘MDC” (market delivery center), expected to be delivered Q4 2020. Both facilities will provide same-day and next-day delivery, with the flatbed delivery center delivering larger bulk orders to contractor work sites and stores in the area.
- ~ 46% value creation


New York City
New Jersey 440 Toll Road Bridge
Building 1
332,800 SF
Building 2
921,100 SF
Steel Run Logistics Center | Perth Amboy, NJ
1,254,000 SF
LEED

DukeREALTY
DEVELOPMENT
52

Infill Redevelopment — Northern New Jersey

Newark Submarket

- As part of the 2017 "Bridge" acquisition, DRE acquired the right to develop a 32 acre infill location in the Newark submarket
- Commenced development in late 2018 for 40' clear height, speculative facility. In Q4 2019, facility delivered and leased for 12 years to a major e-commerce retailer.


Before
95
9
9


After
429 Delancy Street
662,000 SF Speculative Built
Delivered Q4 2019; 100% Leased
95
9
2 miles from Newark Intl. Airport and Ports of Newark and Elizabeth
LEED

- 662,000 square foot fulfillment center being used for primarily last mile "quick delivery" for Northern NJ
- The modern building features are truly unique to the submarket.
  - In this submarket, only 7 of 733 facilities (4.1%) have > 30' clear height and built after 1997.
- ~ 27% value creation


After

DukeREALTY
DEVELOPMENT
53

• Acquired 40 acre site in Northern New Jersey along the Exit 10 / I-287 Corridor in Q2 2019. • Successfully completed an environmental remediation plan and commenced construction in Q1 2020. In Q4 2020, also entered into ground lease for adjacent 8 acres for development of an excess storage lot amenity. • Executed 100% pre-lease in December 2020 for a major furniture dealer for their “safety stock” logistics strategy, with expected delivery in Q3 2021. • Submarket vacancy at 1 to 2%, representing a strong environment for lease-up • 50% value creation DEVELOPMENT 54 150 Old New Brunswick Road Infill Redevelopment — Northern New Jersey Exit 10 Submarket

Infill Build-to-Suit Developments – Atlanta Airport 2929 ROOSEVELT HIGHWAY | 500,000 SF HWC Logistics 1000 LOGISTICS WAY | 664,000 SF Home Depot Expected delivery Q1 2021 CAMP CREEK 4850 | 210,000 SF Porsche Cars NA DEVELOPMENT 55 Delivered Q2 2020 Delivered Q1 2020 Value creation expected ~ 25%

Definitions Supplemental Performance Measures Funds from Operations (“FFO”): FFO is a non-GAAP performance measure computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). It is calculated as net income attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP"), excluding depreciation and amortization related to real estate, gains and losses on sales of real estate assets (including real estate assets incidental to our business) and related taxes, gains and losses from change in control, impairment charges related to real estate assets (including real estate assets incidental to our business) and similar adjustments for unconsolidated joint ventures and partially owned consolidated entities, all net of related taxes. We believe FFO to be most directly comparable to net income attributable to common shareholders as defined by GAAP. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Core Funds from Operations (“Core FFO”): Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that can create significant earnings volatility and do not directly relate to our core business operations. The adjustments include gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, promote income, severance and other charges related to major overhead restructuring activities and the expense impact of non-incremental costs attributable to successful leases. Although our calculation of Core FFO differs from NAREIT’s definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance. Non-Incremental Costs Attributable to Successful Leases: Non-incremental costs attributable to successful leases represent internal costs allocable to successful leasing activities and exclude estimated costs related to downtime and/or unsuccessful deals. These costs primarily consist of compensation and other benefits for internal leasing and legal personnel. These costs are not capitalizable "incremental costs" in the context of the applicable lease accounting rules, but we believe including them as an adjustment when computing Core FFO provides useful information for purposes of comparability with economically similar success-based costs incurred by other organizations that outsource their leasing functions, which are generally capitalizable. Adjusted Funds from Operations (“AFFO”): AFFO is defined by the Company as the Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the Company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense including interest rate hedge amortization, stock compensation expense and after similar adjustments for unconsolidated partnerships and joint ventures. EBITDA for Real Estate ("EBITDAre"): EBITDAre is a non-GAAP supplemental performance measure, which is defined by NAREIT as net income (computed in accordance with GAAP), before interest, taxes, depreciation and amortization ("EBITDA") adjusted to exclude gains and losses on sales of real estate assets (including real estate assets incidental to our business), gains and losses from change of control, impairment charges related to real estate assets (including real estate assets incidental to our business) and to include share of EBITDAre of unconsolidated joint ventures. We believe EBITDAre to be most directly comparable to net income computed in accordance with GAAP and consider it to be a useful supplemental performance measure for investors to evaluate our operating performance and ability to meet interest payment obligations. Core EBITDA: Core EBITDA is defined by the Company as the EBITDAre, adjusted for the same reasons as Core FFO, to exclude gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, the expense impact of costs attributable to successful leasing activities, promote income and severance charges related to major overhead restructuring activities. Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is a non-GAAP performance measure, which is comprised of rental revenues from continuing operations (computed in accordance with GAAP) less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the straight line rental income and expense, amortization of above and below market rents, amortization of lease concessions and lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI to be most directly comparable to income from continuing operations defined by GAAP and that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments. Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. The same property pool of properties is defined once a year at the beginning of the current calendar year, and includes buildings that were in the stabilized portfolio throughout both the current and prior calendar years in both periods. The same property pool is adjusted for dispositions subsequent to its initial establishment. SPNOI also excludes termination fees. SPNOI is a non-GAAP supplemental performance measure that we believe is useful because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio.

FFO, Core FFO and AFFO (in thousands) 2020 2019 2018 2017 2016 Actual Actual Actual Actual Actual Net income attributable to common shareholders $ 299,91 5 $ 428,97 2 $ 383,72 9 $ 1,634,43 1 $ 312,14 3 Add back: Noncontrolling interest in earnings of unitholders 2,663 3,678 3,528 15,176 3,089 Net Income Attributable to Common Shareholders-Diluted $ 302,57 8 $ 432,65 0 $ 387,25 7 $ 1,649,60 7 $ 315,23 2 Reconciliation to Funds From Operations ("FFO") Net Income Attributable to Common Shareholders $ 299,91 5 $ 428,97 2 $ 383,72 9 $ 1,634,43 1 $ 312,14 3 Adjustments: Depreciation and amortization 353,013 327,223 312,217 299,472 317,818 Joint Venture share of adjustments 8,443 (11,156) (734) (44,223) (49,736) Gains on real estate asset sales, net of taxes and impairments (137,755) (233,857) (210,286) (1,453,702) (162,818) Noncontrolling interest share of adjustments (1,979) (702) (923) 11,023 (1,037) NAREIT FFO Attributable to Common Shareholders - Basic 521,637 510,480 484,003 447,001 416,370 Noncontrolling interest in income of unitholders 2,663 3,678 3,528 15,176 3,089 Noncontrolling interest share of adjustments 1,979 702 923 (11,023) 1,037 NAREIT FFO Attributable to Common Shareholders - Diluted $ 526,27 9 $ 514,86 0 $ 488,45 4 $ 451,154 $ 420,49 6 Loss on debt extinguishment, including share of unconsolidated joint ventures 32,900 6,320 388 26,104 35,526 Gains on involuntary conversion - including share of unconsolidated joint venture (4,312) (3,559) (3,897) — — Non-incremental costs related to successful leases 12,292 12,402 — — — Other income tax items — — — (7,685) — Overhead restructuring charges 4,524 — — — — Promote income — — — (20,007) (26,299) Acquisition-related activity — — — — 96 Core FFO Attributable to Common Shareholders - Diluted $ 571,68 3 $ 530,02 3 $ 484,94 5 $ 449,566 $ 429,81 9 AFFO Core FFO - Diluted $ 571,68 3 $ 530,02 3 $ 484,94 5 $ 449,566 $ 429,81 9 Adjustments: Straight-line rental income and expense (26,102) (20,724) (26,037) (17,328) (17,107) Amortization of above/below market rents and concessions (9,093) (7,566) (2,332) 1,201 1,526 Recurring capital expenditures (51,874) (51,045) (54,482) (59,051) (60,894) Other 32,287 25,705 25,986 24,270 24,749 AFFO - Diluted $ 516,90 1 $ 476,39 3 $ 428,08 0 $ 398,658 $ 378,09 3 Dividends Paid (Excluding Special Dividends) $ (358,48 4) $ 321,46 9 $ 294,23 3 $ 276,539 $ 257,82 0 Special Dividends $ — $ — $ — $ 305,628 $ — Funds Available for Reinvestment $ 158,41 7 Note: please see next slide for our 2021 reconciliation of the Company's guidance for diluted net income per common share to NAREIT FFO and Core FFO.

Reconciliation of 2021 FFO Per Diluted Share Guidance (Unaudited ) Pessimistic Optimistic Net income attributable to common shareholders - diluted $ 1.24 $ 1.58 Depreciation 1.04 1.00 Gains on land and property sales, net of impairment charges (0.70) (0.88) Share of joint venture adjustments — (0.02) NAREIT FFO attributable to common shareholders - diluted $ 1.58 $ 1.68 Non-incremental costs related to successful leases 0.04 0.02 Other reconciling items — (0.02) Core FFO attributable to common shareholders - diluted $ 1.62 $ 1.68 SPNOI (unaudited and in thousands) Same Property Net Operating Income (Industrial Only) Three Months Ended December 31, 2020 December 31, 2019 Income from continuing operations before income taxes $ 166,41 8 $ 89,664 Share of property NOI from unconsolidated joint ventures 4,868 4,661 Income and expense items not allocated to segments 24,133 77,337 Earnings from service operations (1,218) (937) Properties not included and other adjustments (41,709) (23,111) Same Property NOI $ 152,49 2 $ 147,61 4 Percent Change 3.3% Twelve Months Ended December 31, 2020 December 31, 2019 Income from continuing operations before income taxes $ 297,53 7 $ 440,88 5 Share of same property NOI from unconsolidated joint ventures 19,107 18,214 Income and expense items not allocated to segments 410,541 215,218 Earnings from service operations (6,028) (6,360) Properties not included and other adjustments (115,162) (90,941) Same Property NOI $ 605,99 5 $ 577,01 6 Percent Change 5.0%